Blackstone Mortgage Trust, Inc. Second Quarter 2020 Results JULY 29, 2020 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
Includes $740 million of Non-Consolidated Senior Interests and investment exposure to the $857 million 2018 Single Asset Securitization through an $82 million subordinate interest.
(2)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(3)
Represents $13.5 billion of asset-specific financings, consisting of $3.0 billion of securitizations, $1.0 billion of senior syndications and $9.4 billion of credit facilities (of which $8.9 billion are term matched to the current maturity of their respective loans)
(4)
Represents (i) total outstanding secured debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
(5)
Total liquidity includes $1,260 million of cash and $97 million of available borrowings under credit facilities, reduced by $22 million of pending net principal payments.
BXMT delivered strong earnings in 2Q from its $18.0 billion
(1)
senior loan portfolio
Raised $607 million of capital in 2Q, further fortifying its balance sheet and growing liquidity
100%
senior
loans
(1)
64%
origination
loan-to-value
(1)(2)
96%
term
matched financing
(3)
2.6x
debt-to-equity
ratio
(4)
$1.3B
total
liquidity
(5)
+60%
2Q
increase
All senior loan portfolio with significant
equity cushion
Long duration liabilities, with no capital
markets mark-to-market
Substantial liquidity to defend assets and
fund new loans
Protected Credit
Stable Balance Sheet

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
SECOND QUARTER 2020 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Includes $740 million of Non-Consolidated Senior Interests and investment exposure to the $857 million 2018 Single Asset Securitization through an $82 million subordinate interest.
(3)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(4)
Includes $740 million of Non-Consolidated Senior Interests and $775 million of Non-Consolidated Securitized Debt Obligations.
(5)
Total liquidity includes $1,260 million of cash and $97 million of available borrowings under credit facilities, reduced by $22 million of pending net principal payments.
Earnings
2Q GAAP earnings per share of $0.13 and Core Earnings
(1)
per share of $0.62; book
value per share of $26.45
GAAP EPS and BVPS reflect $57 million increase in 2Q CECL reserve, primarily resulting from specific CECL reserves recorded on two impaired loans
$8.8 billion of the loan portfolio benefits from active USD LIBOR floors with an average strike price of 1.47% as of quarter end
Portfolio
$18.0 billion
(2)
senior loan portfolio secured by institutional quality real estate in major markets, with a weighted average origination LTV
(2)(3)
of 64%
$386 million of loan repayments and $317 million of loan fundings during the quarter
100% interest collection in 2Q reflects quality of our portfolio and commitment by sponsors to their assets
Capitalization
$13.5 billion
(4)
of match-funded, asset-level financing on pre-pandemic terms with no capital markets mark-to-market provisions
Executed agreements with seven largest credit facility lenders to temporarily suspend credit mark provisions and increase asset management flexibility for certain collateral assets
Generated $607 million of gross proceeds from capital markets transactions, bringing total liquidity to $1.3 billion
(5)

Blackstone  |
Blackstone Mortgage Trust, Inc.
3
EARNINGS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Weighted average strike price of floating rate loans indexed to USD LIBOR with active floors as of June 30, 2020.
2Q
GAAP
earnings
per
share
of
$0.13
and
Core
Earnings
(1)
per
share
of
$0.62
BXMT earnings power is insulated from declining USD LIBOR by interest rate floors in its loan portfolio
Average USD LIBOR
Core Earnings per Share
$8.8B
loans with active
USD LIBOR floors
1.47%
weighted average
strike price
(2)
2.2%
1.8%
1.4%
0.4%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3Q '19
4Q '19
1Q '20
2Q '20
$0.64
$0.68
$0.64
$0.62

Blackstone  |
Blackstone Mortgage Trust, Inc.
4
PORTFOLIO
(1)
Includes $740 million of Non-Consolidated Senior Interests and investment exposure to the $857 million 2018 Single Asset Securitization through an $82 million subordinate interest.
(2)
States comprising less than 1% of total loan portfolio are excluded.
$18.0 billion senior loan portfolio,
(1)
comprising 129 loans with 76% of collateral in gateway markets
Specific CECL reserves recorded on two NYC assets —
one hotel and one rent-regulated apartment building —
particularly challenged by the impact of COVID-19 on revenue generation and high operating costs
Major Market Focus
(1)(2)
Collateral Diversification
(1)
$18.0B
portfolio
CA
16%
MN
1%
NV
1%
TX
3%
CO
1%
IL
5%
TN, 1%
GA
3%
FL
5%
NY
23%
DEU, 2%
IT, 1%
NL, 1%
UK, 11%
IR, 7%
ES, 7%
VA, 4%
DC, 2%
NJ, 1%
MA, 1%
AU, 1%
HI, 3%
Hospitality
17%
Multi
11%
Industrial
5%
Retail
3%
Self-Storage
2%
Condo
1%
Other
6%
Office
55%
NYC Regulated
Multi 1%
$18.0B
portfolio
NYC Hospitality 3%

Blackstone  |
Blackstone Mortgage Trust, Inc.
5
CAPITALIZATION
(1)
Excludes $11 million per annum of scheduled amortization payments under the Term Loan B.
(2)
Includes $740 million of Non-Consolidated Senior Interests.
(3)
Includes $775 million of Non-Consolidated Securitized Debt Obligations.
Asset-level financing is generally term-matched; no corporate debt maturities until 2022
$13.5 billion of asset-level financing reflects pre-pandemic economic terms
Modified credit facilities with lenders representing 84% of outstandings to temporarily suspend credit mark
provisions and provide increased asset management flexibility for certain collateral assets
Corporate Debt
(1)
(outstanding balance; $ in millions)
$403
$220
$1,009
2020
2021
2022
2023
2024
2025
2026
Convertible Notes
Term Loan B
Asset-Level Financing
(outstanding balance; $ in billions)
$13.5B
financings
(2)
(3)
Securitizations
$3.0%
Senior
syndications
$1.0
Credit facilities
$9.4

Blackstone  |
Blackstone Mortgage Trust, Inc.
3/31/2020
Term Loan B
Equity
Cash Flow
Dividends
Funding
6/30/2020
Borrowing, net
Offering, net
From Operations
Paid
Activity / Other
Increased Liquidity
($ in millions)
6
CAPITALIZATION
(1)
Total liquidity includes $1,260 million of cash and $97 million of available borrowings under credit facilities, reduced by $22 million of pending net principal payments.
(2)
Includes a LIBOR floor of 1.00%.
(3)
Total liquidity includes $355 million of cash and $480 million of available borrowings under credit facilities, and $1 million of pending net principal receipts.
(4)
Funding Activity / Other includes borrowings and repayments under secured debt agreements, fundings and repayments of existing loans, and other cash items.
Increased liquidity to $1.3 billion;
(1)
60% increase from prior quarter end
Added a new Term Loan B tranche with a coupon of L+4.75%
(2)
and completed an equity offering at a 1.04x
premium to book value
(3)
(1)
(4)
$1,334
$118
$84
$107
$278
$315
$836

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
GAAP Net
Income
Adjustments
Core
Earnings
Interest income
$192.0
$     -
$192.0
Interest expense
(84.9)
0.3
(84.6)
Management and incentive fees
(20.5)
-
(20.5)
General and administrative
expenses and taxes
(2.6)
-
(2.6)
Increase in current expected
credit loss reserve
(56.8)
56.8
-
Non-cash compensation
(8.7)
8.7
-
Realized hedging and
foreign currency income, net
(1)
-
1.8
1.8
Net income attributable to non-
controlling interests
(1.0)
0.1
(0.9)
Total
$17.5
$67.7
$85.2
$18.0
$18.0
$0.3
$0.4
1Q ’20 Loans
Outstanding
Fundings
Repayments
2Q ’20 Loans
Outstanding
8
APPENDIX
(1)
Primarily
represents
realized
gains
on
the
repatriation
of
unhedged
foreign
currency.
These
amounts
are
not
included
in
GAAP
net
income,
but
rather
as
a
component
of
Other
Comprehensive
Income
in our consolidated financial statements.
(2)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
(3)
Includes $692 million of Non-Consolidated Senior Interests and investment exposure to the $881 million 2018 Single Asset Securitization through an $84 million subordinate interest.
(4)
Includes $740 million of Non-Consolidated Senior Interests and investment exposure to the $857 million 2018 Single Asset Securitization through an $82 million subordinate interest.
Net Fundings
(2)
($ in billions)
Operating Results
($ in millions)
$0.13
net income per share
$0.62
core earnings per share
(3)
(4)

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $82 million subordinate interest in the $857 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of June 30, 2020, five loans in the portfolio have been financed with an aggregate $740 million of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,333
$  1,333
$  1,323
L + 2.50
%
L + 2.85
%
12/23/2024
Dublin - IE
Office
$460 / sqft
74%
Loan 2
Senior loan
3/22/2018
980
980
977
L + 3.15
%
L + 3.37
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
11/25/2019
724
625
625
L + 2.30
%
L + 2.75
%
12/9/2024
New York
Office
$896 / sqft
65%
Loan 4
Senior loan
5/11/2017
647
615
614
L + 3.40
%
L + 3.57
%
6/10/2023
Washington DC
Office
$302 / sqft
62%
Loan 5
Senior loan
(3)
8/6/2015
458
458
84
5.75
%
5.77
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 6
Senior loan
8/22/2018
363
350
348
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hospitality
$454,293 /  key
61%
Loan 7
Senior loan
10/23/2018
352
345
345
L + 3.40
%
L + 3.87
%
10/23/2021
New York
Mixed-Use
$585 / sqft
65%
Loan 8
Senior loan
4/11/2018
355
345
344
L + 2.85
%
L + 3.10
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 9
Senior loan
1/11/2019
298
298
295
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$294 / sqft
74%
Loan 10
Senior loan
11/30/2018
293
281
280
L + 2.85
%
L + 3.20
%
12/9/2023
New York
Hospitality
$301,581 /  key
73%
Loan 11
Senior loan
2/27/2020
300
279
277
L + 2.70
%
L + 3.03
%
3/9/2025
New York
Mixed-Use
$875 / sqft
59%
Loan 12
Senior loan
7/31/2018
280
277
276
L + 3.10
%
L + 3.52
%
8/9/2022
San Francisco
Office
$698 / sqft
50%
Loan 13
Senior loan
12/11/2018
310
254
253
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$214 / sqft
78%
Loan 14
Senior loan
11/30/2018
254
248
247
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hospitality
$364,513 /  key
73%
Loan 15
Senior loan
9/23/2019
281
234
232
L + 3.00
%
L + 3.22
%
11/15/2024
Diversified - Spain
Hospitality
$125,124 /  key
62%
Loans 16 - 128
Senior loan
(3)
Various
14,489
10,252
9,819
L + 3.31
(5)
L + 3.67
(5)
Various
Various
Various
Various
62%
CECL reserve
(178)
Total/Wtd. avg.
$  21,717
$  17,174
$  16,161
L + 3.23
(5)
L + 3.58
(5)
3.5 yrs
65%
Cash
All-in
Coupon
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
June 30, 2020
December 31, 2019
Assets
Cash and cash equivalents
$1,259,836
$150,090
Loans receivable
16,339,403
16,164,801
Current expected credit loss reserve
(178,050)
—
Loans receivable, net
16,161,353
16,164,801
Other assets
241,934
236,980
Total assets
$17,663,123
$16,551,871
Liabilities and equity
Secured debt agreements, net
$9,689,541
$10,054,930
Securitized debt obligations, net
2,240,612
1,187,084
Secured term loans, net
1,045,163
736,142
Convertible notes, net
614,710
613,071
Other liabilities
177,313
175,963
Total liabilities
13,767,339
12,767,190
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,462
1,350
Additional paid-in capital
4,685,159
4,370,014
Accumulated other comprehensive income (loss)
8,925
(16,233)
Accumulated deficit
(820,783)
(592,548)
Total Blackstone Mortgage Trust, Inc. stockholders’
3,874,763
3,762,583
Non-controlling interests
21,021
22,098
Total equity
3,895,784
3,784,681
Total liabilities and equity
$17,663,123
$16,551,871
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
equity

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2020
2019
2020
2019
Income from loans and other investments
Interest and related income
$191,982
$223,369
$396,857
$448,128
Less: Interest and related expenses
84,853
116,891
189,092
235,579
Income from loans and other investments, net
107,129
106,478
207,765
212,549
Other expenses
Management and incentive fees
20,496
20,984
39,773
40,774
General and administrative expenses
11,286
9,897
23,078
19,210
Total other expenses
31,782
30,881
62,851
59,984
Increase in current expected credit loss reserve
(56,819)
-
(179,521)
-
Income (loss) before income taxes
18,528
75,597
(34,607)
152,565
Income tax provision
23
46
173
147
Net income (loss)
$18,505
$75,551
$(34,780)
$152,418
Net income attributable to non-controlling interests
(961)
(377)
(1,028)
(680)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc.
$17,544
$75,174
$(35,808)
$151,738
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
138,299,418
126,475,244
136,959,341
125,410,064
Net income (loss) per share of common stock
$0.13
$0.59
($0.26)
$1.21
Three Months Ended June 30,
Six Months Ended June 30,
``

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net (loss) income attributable to Blackstone Mortgage Trust, Inc.
(2)
For
the
three
months
ended
June
30,
2020,
represents
realized
gains
on
the
repatriation
of
unhedged
foreign
currency.
For
the
three
months
ended
March
31,
2020,
primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency
investments
and
USD
LIBOR.
These
forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts were not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
12
Per Share Calculations
(in thousands, except per share data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
June 30, 2020
March 31, 2020
Net
income
(loss)
(1)
$17,544
($53,350)
Increase in current expected credit loss reserve
56,819
122,702
Non-cash compensation expense
8,652
8,678
Realized hedging and foreign currency income, net
(2)
1,810
8,467
Other items
210
596
Adjustments attributable to non-controlling interests, net
139
(561)
Core Earnings
$85,174
$86,532
Weighted-average shares outstanding, basic and diluted
138,299
135,619
Core Earnings per share, basic and diluted
$0.62
$0.64
Three Months Ended
June 30, 2020
March 31, 2020
Net income (loss)
(1)
$17,544
($53,350)
Weighted-average shares outstanding, basic and diluted
138,299
135,619
Earnings (loss) per share, basic and diluted
$0.13
($0.39)
Three Months Ended
June 30, 2020
March 31, 2020
Stockholders' equity
$3,874,763
$3,650,920
Shares
Class A common stock
146,197
135,355
Deferred stock units
281
268
Total outstanding
146,478
135,623
Book value per share
$26.45
$26.92
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net (loss) income attributable to Blackstone Mortgage Trust, Inc.
(2)
For
the
three
months
ended
June
30,
2020,
represents
realized
gains
on
the
repatriation
of
unhedged
foreign
currency.
For
the
three
months
ended
March
31,
2020,
December
31,
2019,
and
September 30, 2019, primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts were not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
13
Reconciliation of Net Income to Core Earnings
(in thousands, except per share data)
June 30,
2020
Mar 31,
2020
Dec 31,
2019
Sept 30,
2019
Net
income
(loss)
(1)
17,544
(53,350)
78,931
74,897
Increase in current expected credit loss reserve
56,819
122,702
-
-
Non-cash compensation expense
8,652
8,678
7,380
7,754
Realized
hedging
and
foreign
currency
income,
net
(2)
1,810
8,467
4,767
2,898
Other items
210
596
68
78
Adjustments attributable to non-controlling interests, net
139
(561)
-
-
Core Earnings
85,174
86,532
91,146
85,627
Weighted-average shares outstanding, basic and diluted
138,299
135,619
134,832
134,537
Net income (loss) per share, basic and diluted
$0.13
($0.39)
$0.59
$0.56
Core Earnings per share, basic and diluted
$0.62
$0.64
$0.68
$0.64
Three Months Ended,

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
14
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
six
months
ended
June
30,
2020,
we
recorded
a
$179.5
million
increase
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Core
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Core
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Core
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
Although,
according
to
the
management
agreement
between
our
Manager
and
us,
or
our
Management
Agreement,
we
calculate
the
incentive
and
base
management
fees
due
to
our
Manager
using
Core
Earnings
before
our
incentive
fee
expense,
we
report
Core
Earnings
after
incentive
fee
expense,
as
we
believe
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
our
Class
A
common
stock.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
15
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance
and
the
impact
of
the
COVID-19
pandemic.
You
can
identify
these
forward-
looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2019
and
its
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
March
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.